Note 13 - Subsequent Events - 10Q	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events [Text Block]

13. Subsequent Events

Financing Transaction

On November 13, 2013, we entered into a securities purchase agreement (the “Purchase Agreement”) with a group of institutional and accredited investors (the “Investors”). Pursuant to the terms of the Purchase Agreement, we issued and sold to the Investors senior secured convertible notes in the aggregate original principal amount of $1,816,667 (the “Notes”), and warrants to purchase up to 2,422,222 shares of our common stock (the “Warrants”). In connection with the sale of the Notes and the Warrants, (i) we entered into a registration rights agreement with the Investors (the "Registration Rights Agreement"), (ii) we and certain of our subsidiaries entered into a security and pledge agreement in favor of the collateral agent for the Investors (the "Security Agreement"), (iii) certain of our subsidiaries entered into a guaranty in favor of the collateral agent for the Buyers (the “Guaranty”), and (iv) we and each depository bank in which such bank account is maintained entered into certain account control agreements with respect to certain accounts described in the Note and the Security Agreement. The transaction closed on November 13, 2013 (the “Closing”). We expect to receive gross proceeds of $1.5 million, less transaction expenses.

In connection with the financing, we have agreed to allow our placement agent to participate in the offering for $150,000 in lieu of our obligation to pay the placement agent a cash fee of $150,000. In addition, the placement agent will receive 5% of the aggregate cash exercise price received by us upon exercise of any warrants or options in the offering, and warrants entitling to purchase up to an aggregate of 10% of the number of shares of common stock that are issuable pursuant to the Notes and Warrants, at an exercise price of $2.84 per share.

The Purchase Agreement provides, among other things, that we will (i) not issue any securities from the period commencing on the date of the Purchase Agreement and ending on February 1, 2014, subject to certain exceptions, (ii) not enter into a variable rate transaction at any time while the Notes are outstanding, and (iii) for a period of two years from the date of the Closing, allow the Investors to participate in the purchase of their respective pro rata portion of no less than 50% of the securities offered us in any future financing transactions.

Description of the Notes

The Notes will mature on the first anniversary of the Closing. No interest shall accrue on the Notes unless there is an event of default (as defined in the Notes), in which case interest on the Notes shall commence accruing daily at a rate of eighteen percent (18%) per annum.

The Notes may be converted into our common stock, at the option of the holder, at any time following issuance, unless the conversion or share issuance under the conversion would cause the holder to beneficially own in excess of 4.99% of our common stock. The conversion price of the Notes is the lower of (i) $0.75 and (ii) 90% of the lower of (A) the closing bid price as of the trading day immediately preceding the time of execution of the Purchase Agreement and (B) the price computed as the quotient of (x) the sum of the three lowest volume-weighted average price per share (“VWAPs”) of the common stock during the 10 consecutive trading day period ending and including the trading day immediately preceding the time of execution of the Purchase Agreement, divided by (y) three (the “Conversion Price”). If and whenever after the Closing we issue or sell, or are deemed to have issued or sold, any shares of common stock for a consideration per share (the “New Issuance Price”) less than a price equal to the Conversion Price in effect immediately prior to such issue or sale or deemed issuance or sale (the foregoing a “Dilutive Issuance”), then, immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the New Issuance Price.

The Notes contain certain covenants and restrictions, including, among others, that, for so long as the Notes are outstanding, we will not incur any indebtedness, permit liens on its properties (other than permitted liens under the Notes), make dividends or transfer certain assets. Events of default under the Notes include, among others, failure to pay principal or interest on the Notes, failure to file or maintain an effective registration statement, or comply with certain covenants under the Notes.

If there is an event of default, a holder of the Notes may require us to redeem all or any portion of the Notes (including all accrued and unpaid interest and all interest that would have accrued through the maturity date), in cash, at a price equal to the greater of:

(i) the product of (A) the number of shares issuable upon conversion of the amount being redeemed multiplied by 125% of the amount being redeemed, for defaults not relating to a bankruptcy, or 100% of the amount being redeemed if the default relates to a bankruptcy, and (ii) the product of (X) the conversion rate of the number of shares issuable upon conversion multiplied by (Y) the product of (1) 125% by (2) the highest closing sale price of our common stock on any trading day during the period beginning on the date immediately before the event of default and ending on the date of redemption.

Description of the Warrants

The Warrants are exercisable at any time on or after the date of the issuance of the Warrants and entitle the Investors to purchase shares of our common stock for a period of five years from the initial date the warrants become exercisable. Under the terms of the Warrants, the holders are entitled to exercise Warrants to purchase up to 100% of the number of shares of our common stock that the Notes convert into at Closing at an initial exercise price of 150% of the lower of (A) the closing bid price as of the trading day immediately preceding the time of execution of the Purchase Agreement and (B) the price computed as the quotient of (x) the sum of the three lowest VWAPs of the common stock during the 10 consecutive trading day period ending and including the trading day immediately preceding the time of execution of the Purchase Agreement, divided by (y) three.

Registration Rights Agreement

In connection with the Purchase Agreement, we entered into the Registration Rights Agreement with the Investors pursuant to which we agreed to file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) to register the shares of common stock issuable upon conversion of the Notes and upon exercise of the Warrants. Pursuant to the Registration Rights Agreement, we are required to file the registration statement by December 5, 2013 and to use its best efforts for the registration statement to be declared effective within 90 days of the Closing.

Lock-Up Agreements

As a condition to the sale of the securities, the Company's executive officers, management and directors entered into lock-up agreements pursuant to which they agreed not to sell, pledge, hypothecate or otherwise transfer their shares for a period of 12 months commencing on the date of the Closing, subject to certain exceptions for estate planning and similar purposes.

13. Subsequent Events

Share Exchange Agreement with Digital Angel

On June 24, 2013, we and our stockholders entered into a share exchange agreement (the “Exchange Agreement”) with Digital Angel Corporation (“Digital Angel”) and on July 8, 2013, we closed the transaction. Pursuant to the terms of the Exchange Agreement, we exchanged all of our issued and outstanding shares of common stock for 4,107,592 shares of Digital Angel’s Series B Convertible Preferred Stock (the “Series B Preferred Stock”). On July 10, 2013, Digital Angel realized that it incorrectly issued the Series B Preferred Stock and as result, on July 12, 2013, it exchanged the Series B Preferred Stock for 410,759 shares of its newly created Series C convertible preferred stock, par value $10.00 (the “Series C Preferred Stock”). The terms of the Series C Preferred Stock are substantially similar to the Series B Preferred Stock, including the aggregate number of shares of common stock into which the Series C Preferred Stock is convertible. Each share of Series C Preferred Stock will be converted into twenty shares of Digital Angel’s common stock, par value $0.01 per share (the “Conversion Shares”), automatically upon the effectiveness of the Reverse Stock Split (as defined below) (such transaction is sometimes to referred to herein as the “Share Exchange”). In addition, all outstanding stock options to purchase shares of our common stock, whether or not exercisable or vested, will be converted into options to acquire shares of Digital Angel’s common stock (the “Substitute Options”), and all outstanding warrants to purchase shares of our common stock will be converted into warrants to purchase shares of Digital Angel’s common stock (the “Converted Warrants”). As a result of the Share Exchange and the issuance of the Substitute Options and the Converted Warrants, we became a wholly-owned subsidiary of Digital Angel, and our shareholders owned on July 12, 2013 approximately 91% of Digital Angel’s common stock, on an as converted, fully diluted basis (including outstanding stock options and warrants). Based on the terms of the transaction, we were the accounting acquirer and as a result, going forward, our operating results became the historical operating results of Digital Angel.

The Series C Preferred Stock consists of 500,000 authorized shares, 410,759 of which have been issued. The shares of Series C Preferred Stock issued to our shareholders in connection with the Share Exchange will, by their principal terms:

(a)

convert into a total of 8,215,184 Conversion Shares, at which time the Conversion Shares will constitute approximately 88% of the issued and outstanding shares of common stock of Digital Angel, following the “Reverse Stock Split” (as defined below);

(b)	have the same voting rights as holders of Digital Angel’s common stock on an as-converted basis for any matters that are subject to stockholder vote;
(c)	not be entitled to any dividends; and
(d)	be treated pari passu with the common stock on liquidation, dissolution or winding up of Digital Angel.

On July 12, 2013, Digital Angel obtained approval from a majority of its shareholders for and will effectuate a one for thirty (1:30) reverse stock split (the “Reverse Stock Split”). The Reverse Stock Split would cause the total number of shares of common stock outstanding, including the shares underlying the Series C Preferred Stock, to equal 9,286,007 shares of Digital Angel based on the shares outstanding on September 4, 2013. The Reverse Stock Split will not affect the number of shares of Digital Angel’s authorized common stock.

In connection with the Share Exchange, Digital Angel is also going to change its name to “VeriTeQ Corporation.”

On July 12, 2013, pursuant to the Exchange Agreement, a majority of Digital Angel’s voting stockholders adopted resolutions by written consent approving the Digital Angel Corporation 2013 Stock Incentive Plan, under which employees, including officers and directors, and consultants may receive awards.

New Employment Agreements of Executive Officers

In connection with the closing of the transaction with Digital Angel, Digital Angel’s former board of directors approved employment agreements with Messrs. Silverman and Geissler.

Employment Agreement between Digital Angel and Scott R. Silverman

Effective with the closing of Exchange Agreement, Digital Angel and Mr. Silverman entered into a new employment agreement (the “Silverman Employment Agreement”) appointing Mr. Silverman as the chief executive officer of Digital Angel, effective as of July 8, 2013 until December 31, 2016. Under the Silverman Employment Agreement, Mr. Silverman will receive a base salary of $330,000, which base salary will be reviewed annually and is subject to a minimum increase of 5% per annum during each calendar year of the term. During the term, Mr. Silverman will be eligible to receive an annual bonus, subject to approval of the board, ranging from 0% to 100% of earned base salary based on performance metrics and goals determined annually by the board. Mr. Silverman is also entitled to (i) an annual non-allocable expense payment of $30,000 payable in two equal installments on or before April 1st and October 1st of each year; (ii) reimbursement of $1,000 per month towards automobile lease or financing payments; (iii) reimbursement of disability insurance of up to $1,000 per month; and (iv) reimbursement of health benefits of up to $5,000 per year.

Under the Silverman Employment Agreement, Digital Angel agreed to satisfy certain currently unpaid contractual obligations under Mr. Silverman’s 2012 Employment Agreement aggregating $912,116 (the “Silverman Contractual Obligations”) if Digital Angel receives gross proceeds of an aggregate of $3,000,000 in cash in any capital investment or capital raise or series of capital investments or capital raises. The Silverman Contractual Obligations shall be payable as follows: (i) one-third (1/3rd) in cash and (ii) two-thirds (2/3rds) in shares of restricted Digital Angel common stock, based on the closing price of a share of Digital Angel’s common stock on the closing date of the investment.

If Mr. Silverman’s employment is terminated prior to the expiration of the term, certain payments become due. In the event Mr. Silverman is terminated with cause or he terminates for any reason other than good reason, Mr. Silverman is entitled to receive (i) earned or accrued but unpaid, base salary, through the date of termination, (ii) any bonus earned or accrued and vested, but unpaid, (iii) the economic value of the employee’s accrued, but unused, vacation time, and (iv) any unreimbursed business expenses incurred by the employee (collectively, the “Accrued Obligations”). In the event Mr. Silverman is terminated without cause or he terminates for good reason, Mr. Silverman is entitled to receive the Accrued Obligations and a termination payment equal to his base salary from the date of termination through December 31, 2016, plus the average annual bonus paid over the last three (3) full calendar years (or 60% of his base salary if the Silverman Employment Agreement is terminated before Mr. Silverman has been employed for three full years), plus certain benefits as set forth in the Silverman Employment Agreement.

In addition, the Silverman Employment Agreement contains a change of control provision that provides for the payment of 299% of Mr. Silverman’s base salary plus 299% of the average annual bonus paid over the last three (3) full calendar years (or 60% of base salary if the Silverman Employment Agreement is terminated before Mr. Silverman has been employed for three full years). Any outstanding stock options and unvested restricted stock held by Mr. Silverman as of the date of termination (other than for cause or by Mr. Silverman without good reason) or a change of control shall become vested and exercisable as of such date, and remain exercisable during the life of the option. In the event Mr. Silverman is terminated for cause or terminates without good reason, any unvested options and restricted stock awards shall terminate and all vested options shall remain exercisable for a period of ninety (90) days. The Silverman Employment Agreement also contains non-compete and confidentiality provisions which are effective from the date of employment through eighteen months from the date the Silverman Employment Agreement is terminated.

Employment Agreement between the Company and Randolph K. Geissler

Effective with the closing of Exchange Agreement, Digital Angel and Mr. Geissler entered into a new employment agreement (the “Geissler Employment Agreement”) appointing Mr. Geissler as president of Digital Angel, effective as of July 8, 2013. The Geissler Employment Agreement is for a term of two (2) years and is renewable for additional one (1) year periods upon mutual agreement. Under the Geissler Employment Agreement, Mr. Geissler will receive a base salary of $200,000, which base salary will be reviewed annually and is subject to a minimum increase of 5% per annum each calendar year. Mr. Geissler will be eligible to receive an annual bonus, subject to approval of the board, ranging from 0% to 100% of earned base salary based on performance metrics and goals determined annually by the board.

Under the Geissler Employment Agreement, the Company agreed to satisfy certain currently unpaid contractual obligations under Mr. Geissler’s January 2, 2013 employment agreement of $166,666 (the “Geissler Contractual Obligations”) if Digital Angel receives gross proceeds of an aggregate of $3,000,000 in cash in any capital investment or capital raise or series of capital investments or capital raises. The Geissler Contractual Obligations shall be payable as follows: (i) one-third (1/3rd) in cash and (ii) two-thirds (2/3rds) in shares of restricted Digital Angel common stock, based on the closing price of a share of Digital Angel’s common stock on the closing date of the investment.

If Mr. Geissler’s employment is terminated for cause or he terminates for any reason other than good reason, Mr. Geissler is entitled to receive the Accrued Obligations. In the event Mr. Geissler is terminated without cause or he terminates for good reason, or is terminated as a result of a change of control, Mr. Geissler is entitled to receive the Accrued Obligations and a termination payment equal to his base salary plus a target bonus of 60% of his base salary. Any outstanding stock options and unvested restricted stock held by Mr. Geissler as of the date of termination (other than for cause or by Mr. Geissler without good reason) or a change of control shall become vested and exercisable as of such date, and remain exercisable during the life of the option. In the event Mr. Geissler is terminated for cause or terminates without good reason, any unvested options and restricted stock awards shall terminate and all vested options shall remain exercisable for a period of ninety (90) days. The Geissler Employment Agreement also contains non-compete and confidentiality provisions which are effective from the date of employment through one year from the date the Geissler Employment Agreement is terminated.

Investment from Digital Angel Corporation Director

Following Digital Angel’s approval of the Share Exchange, we approached Digital Angel for a small, short-term bridge loan or equity investment. In light of the many conditions to closing, Digital Angel’s board decided not to make the loan or investment. Digital Angel’s then interim chief executive officer and president and then chairman of Digital Angel’s board, Daniel E. Penni, agreed to make a $25,000 equity investment in us. As a result of such investment in June 2013, Mr. Penni owned 100,000 shares of our common stock, which have been exchanged for 954 shares of Digital Angel’s Series C Preferred Stock. Mr. Penni continues to serve as a member of Digital Angel’s board.

Letter Agreement with PSID

On July 8, 2013, we entered into a letter Agreement with PSID (the “July Letter Agreement”) to amend certain terms of several agreements between PSID and us. The July Letter Agreement amended certain terms of the SSA entered into between PSID and us on January 11, 2012, as amended, the APA entered into on August 28, 2012, as amended, and the PSID Note dated January 11, 2012, in favor of PSID in the principal amount of $200,000. Digital Angel has agreed to assume the obligations under the PSID Note in connection with the Share Exchange as of the date of the July Letter Agreement.

The July Letter Agreement defines the conditions of:

(iv)

The termination of the SSA, including payment of approximately $290,000 owed from us to PSID on July 8, 2013 as soon as possible with any unpaid balance due and payable upon our completing a capital raise in excess of $3 million. In the event the balance is unpaid at October 31, 2013, interest will accrue at a rate of 10% per annum.

(v)

The elimination of minimum royalties payable to PSID under the APA in their entirety. In the event that royalty payments under the APA based on our attainment of certain sales levels are not at least $800,000 for the calendar year 2014, PSID shall have the option to require us to transfer the patents acquired to PSID. If PSID chooses to not exercise this option, PSID shall have the option to receive a non-exclusive perpetual, worldwide, fully paid license to said patents.

(vi)

An amendment to the PSID Note, with a principal and interest balance of $228,000 on July 8, 2013, to provide that no interest will accrue on the PSID Note from July 8, 2013 to September 30, 2013 and to include a conversion feature under which the PSID Note may be repaid, at the Company’s option, in Digital Angel’s common stock in lieu of cash.

Pursuant to the terms of the July Letter Agreement, Digital Angel is in the process of issuing 50 thousand shares of its common stock in connection with the repayment of the PSID Note and has agreed to issue an additional 102,460 shares of common stock as soon as possible thereafter. The shares to be issued by Digital Angel to PSID under the July Letter Agreement will be issued in private placement in reliance upon the exemption from the registration requirements set forth in the Act provided for in Section 4(2) of the Securities Act, and Rule 506 of Regulation D promulgated by the SEC thereunder.